EXHIBIT 4.06
                                                                    ------------

---------------                                            ---------------------
    NUMBER                                                        SHARES
    UA 2666                                                    COMMON STOCK
---------------                                              CUSIP 913377 10 7
                                                           ---------------------
                                                              See reverse for
                                                            certain definitions


                    UNIVERSAL AMERICAN FINANCIAL CORPORATION
              Incorporated under the Laws of The State of New York


--------------------------------------------------------------------------------
This
Certifies
that


                                S P E C I M E N


 is the
owner of
--------------------------------------------------------------------------------
      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR
                           VALUE OF $.01 PER SHARE OF

                   C E R T I F I C A T E   O F   S T O C K

===================== UNIVERSAL AMERICAN FINANCIAL CORP. ======================
(herinafter called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unles countersigned by the Transfer Agent.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized offices.

Dated:

UNIVERSAL AMERICAN FINANCIAL CORP.
        CORPORATE SEAL
         1981 NEW YORK


--------------------                               -------------------------
     Secretary                                          Chairman and CEO


COUNTERSIGNED:
        AMERICAN STOCK TRANSFER & TRUST COMPANY
                    [NEW YORK]          TRANSFER AGENT

BY:
    -----------------------------------
            AUTHORIZED SIGNATURE

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL REIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

        The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were writtenout in full according to applicable laws or regulations:

        TEN COM  -  as tenants in common                        UNIF GIFT MIN ACT ............ Custodian ...........
        TEN ENT  -  as tenants by the entireties                                     [Cust]                 [Minor]
        JT TEN   -  as joint tenants with righ of                                 under Uniform Gifts to Minors
                    survivorship and not as tenants                               Act ..............................
                    in common                                                                   [State]

    Additional abbreviations may also be used though not in the above list.


For value received, _____________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
_____________________________________

_____________________________________


________________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitue and appoint ____________________________________ Attorney to transfer the said stock on the books of the within named Corporation in the full power of sbstitution in the permises.

Dated
     ____________________________


                       NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER



Signature(s) Guaranteed:


________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK
BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMEBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM).
PURSUANT TO SEC RULE 17AD-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF IMDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.